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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of Student Advantage, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Raymond V. Sozzi, Jr., Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003              /s/ Raymond V. Sozzi, Jr.
                                 -----------------------------------------------
                                 Raymond V. Sozzi, Jr.
                                 Chairman of the Board of Directors,
                                 President and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Student Advantage, Inc. and will be retained by Student Advantage, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of Student Advantage, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Sevim Perry, Chief Financial Officer and Assistant Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003              /s/ Sevim M. Perry
                                 -----------------------------------------------
                                 Sevim M. Perry
                                 Chief Financial Officer and Assistant Treasurer


A signed original of this written statement required by Section 906 has been provided to Student Advantage, Inc. and will be retained by Student Advantage, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.